Exhibit 99.1

Alberton Acquisition Corporation Regains Compliance with Certain Nasdaq Listing Requirement

New York, May 5, 2021 --Alberton Acquisition Corporation (NASDAQ: ALAC, the “Company”) today announced that on May 3, 2021, the Company received a letter from the Listing Qualifications Department of The NASDAQ Stock Market ("Nasdaq"), confirming that the Company had regained compliance with Nasdaq Listing Rule 5620(a) which requires companies to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended December 31, 2020 (the “Annual Meeting Requirement”).

As previously disclosed, the Company was notified by the Listing Qualifications Department of The NASDAQ Stock Market ("Nasdaq") that it did not comply with the Annual Meeting Requirement. Based on the Company’s Form 8-K filed on April 26, 2021, the Company’s proxy was distributed on April 15, 2021 and its annual meeting of shareholders was held on April 23, 2021 Accordingly, the Listing Qualifications Department of Nasdaq has determined that the Company regained compliance with the Annual Meeting Requirement.

About Alberton

Alberton is a British Virgin Islands blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, asset acquisition or other business combination with one or more businesses or entities. Alberton’s units, ordinary shares and warrants are currently listed on the Nasdaq Capital Market under the symbols “ALACU,” “ALAC” and “ALACW, respectively.

About SolarMax

SolarMax, a Nevada corporation, is an integrated solar energy company. Its principal executive offices are located at 3080 12th Street, Riverside, California 92507. SolarMax’ website is http://www.solarmaxtech.com. Any information contained on, or that can be accessed through, SolarMax’ website or any other website is not a part of this press release.

Additional Information about the Proposed Business Combination and Where to Find It

Alberton filed with the SEC a registration statement on Form S-4 (file no. 333-251825) with a proxy statement containing information about the proposed business combination and the respective businesses of Alberton and SolarMax Technology, Inc., a Nevada corporation (“SolarMax”) initially filed on December 30, 2020, and amended on February 10, 2021, and may be amended from time to time. Alberton will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. Alberton and SolarMax shareholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meetings to be held to approve the proposed transaction, because these documents will contain important information about Alberton, SolarMax and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to shareholders of Alberton and SolarMax as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Alberton without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to: Alberton Acquisition Corporation, Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

Cautionary Note Regarding Forward-Looking Statements

This press release includes "forward-looking statements" that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as "expects", "believes", "anticipates", "intends", "estimates", "seeks", "may", "might", "plan", "possible", "should" and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect Alberton management's current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. In addition, please refer to the”Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alberton’s Form S-4, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements. Except as expressly required by applicable securities law, Alberton disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Company Contact:

Gateway Group, Inc.
ALAC@gatewayir.com